Property, Equipment and Leasehold Improvement, Net	12 Months Ended
Dec. 31, 2024
Property, Equipment and Leasehold Improvement, Net
Property, Equipment and Leasehold Improvement, Net

6.Property, Equipment and Leasehold Improvement, Net

The following is a summary of property, equipment and leasehold improvement, net:

	December 31,	December 31,
	2023	2024
	RMB	RMB
Electronic equipment	79,432	87,232
Furniture and office equipment	2,890	2,851
Vehicles	294	—
Leasehold improvement	17,373	17,498
Total property, equipment and leasehold improvement	99,989	107,581
Less: accumulated depreciation	(82,701)	(91,090)
Property, equipment and leasehold improvement, net	17,288	16,491

Depreciation expenses were RMB18.1 million, RMB13.2 million and RMB10.7 million for the years ended December 31, 2022, 2023 and 2024, respectively. No impairment charge was recognized for any of the years presented.